UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 26, 2024

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

100 S. Mill Ave, Suite 1600	Tempe	Arizona	85281
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Director Appointment
On June 26, 2024 the Board of Directors (the “Board”) of GoDaddy Inc. (the “Company”) appointed Graham Smith to its Board effective immediately (the “Effective Date”). Mr. Smith will serve as a Class I director until the Company’s 2025 annual meeting of stockholders, at which time all directors will stand for annual elections. In addition, as of the Effective Date, Mr. Smith was appointed as a member of the Board’s Audit and Finance Committee. The Board has determined that Mr. Smith is an independent director and an “audit committee financial expert” under the applicable Securities and Exchange Commission and New York Stock Exchange rules.
For his service on the Board and the Audit and Finance Committee, Mr. Smith will receive the same compensation and benefits as other non-employee directors on the Board pursuant to the Company’s Outside Director Compensation Policy. In connection with his appointment to the Board, Mr. Smith will receive an initial award of restricted stock units of the Company’s Class A common stock with an aggregate value of $255,000, which will vest on the one-year anniversary of the grant date, subject to his continued service on the Board through the vesting date. In addition, Mr. Smith will enter into the Company’s form of indemnification agreement for officers and directors, which will be substantially the same form that has been filed as Exhibit 10.1 to this Report on Form 8-K.
There is no arrangement or understanding between Mr. Smith and any other person pursuant to which he was elected as a director of the Company. There are no family relationships between Mr. Smith and any director or executive officer of the Company, and, other than as described above, no transactions involving Mr. Smith that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Indemnification Agreement between GoDaddy Inc. and its directors and officers
99.1	Press release of GoDaddy Inc., dated June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	June 27, 2024	/s/ Jared Sine
Jared Sine
Chief Strategy and Legal Officer